UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K
__________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017
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Bank of Montreal

Initial Depositor
(Exact name of registrant as specified in charter)

Vaulted Gold Bullion Trust

Issuer with respect to the Gold Deposit Receipts
(Exact name of registrant as specified in its charter)

Delaware	1040	46-7176227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Bank of Montreal 3 Times Square New York, New York 10036 Attention: Legal Department	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 885-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 12, 2017, the Vaulted Gold Bullion Trust, a Delaware trust (the “Trust”), announced that it had entered into an amended and restated distribution agreement (the “Distribution Agreement”), dated May 11, 2017, among the Trust, Bank of Montreal (the “Initial Depositor”) and BMO Capital Markets Corp. (the “Underwriter”), to issue and sell to investors, from time to time, an aggregate of up to $500,000,000 of Gold Deposit Receipts, each representing one troy ounce of gold bullion (the “Receipts”), pursuant to a registration statement on Form S-1 (File No. 333-211858) filed by the Trust with the Securities and Exchange Commission, as amended on May 9, 2017.

The Trust was initially formed on December 10, 2013. The Trust is governed by the Second Amended and Restated Depositary Trust Agreement, dated May 11, 2017 by and among The Bank of New York Mellon, as trustee, BNY Mellon Trust of Delaware, as Delaware trustee, the Initial Depositor, and the Underwriter (the “Depositary Trust Agreement”).

Each of the Distribution Agreement and Depositary Trust Agreement contains representations, warranties and agreements of the Trust, indemnification and contribution rights and obligations of the parties, termination provisions and other terms and conditions, in each case, that are customary in agreements of this type.

The above descriptions of certain terms and conditions of the Distribution Agreement and the Depositary Trust Agreement are qualified by reference to the full text of such Agreements, copies of which are filed herewith as Exhibits 1.1 and 1.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Amended and Restated Distribution Agreement, dated May 11, 2017, by and among the Trust, the Initial Depositor and the Underwriter

1.2	Second Amended and Restated Depositary Trust Agreement, dated May 11, 2017, by and among the Trust, the Initial Depositor, the Underwriter, The Bank of New York Mellon and BNY Mellon Trust of Delaware

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2017

VAULTED GOLD BULLION TRUST

By: /s/ Deland Kamanga
Name: Deland Kamanga
Title: Co-Head, Global Fixed Income
Currencies and Commodities

EXHIBIT INDEX

Exhibit No.	Description

1.1	Amended and Restated Distribution Agreement, dated May 11, 2017, by and among the Trust, the Initial Depositor and the Underwriter

1.2	Second Amended and Restated Depositary Trust Agreement, dated May 11, 2017, by and among the Trust, the Initial Depositor, the Underwriter, The Bank of New York Mellon and BNY Mellon Trust of Delaware